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                                                                   EXHIBIT 10.26


CONTRACT WITH APPROVED ENTITY PURSUANT TO SECTIONS 1860D-1 THROUGH 1860D-42 OF THE SOCIAL SECURITY ACT FOR THE OPERATION OF A VOLUNTARY MEDICARE PRESCRIPTION DRUG PLAN

                                     BETWEEN

   CENTERS FOR MEDICARE & MEDICAID SERVICES (HEREINAFTER REFERRED TO AS "CMS")

                                       AND

                             HEALTHSPRING, INC. AND

                         HEALTHSPRING OF ALABAMA, INC.,

separate legal entities which have contracted with each other to create a joint enterprise (as described in Volume 70, Number 53, page 13397 of the Federal Register) for the purposes of performing the obligations of this contract. The joint enterprise is hereinafter referred to as the "PDP Sponsor." The separate legal entities are hereinafter referred to as "members of the joint enterprise."





CMS and the PDP Sponsor, an entity that has been determined eligible to operate a Voluntary Medicare Prescription Drug Plan by the Administrator of CMS under 423 CFR Section 423.503, agree to the following for the purposes of sections 1860D-1 through 1860D-42 (with the exceptions of sections 1860D-22(a) and 1860D-31) of the Social Security Act (hereinafter referred to as "the Act").

                                   ARTICLE I.
                  MEDICARE VOLUNTARY PRESCRIPTION DRUG BENEFIT

A. PDP Sponsor agrees to operate one or more Medicare Voluntary Prescription Drug Plans (hereinafter referred to as a "PDP"), as described in its application and related materials, including but not limited to all the attestations contained therein and all supplemental guidance, for Medicare approval and in compliance with the provisions of this contract, which incorporates in its entirety the Solicitation For Applications from Prescription Drug Plans released on January 21, 2005 (as revised on March 9, 2005) (hereinafter collectively referred to as "the contract"). The PDP Sponsor also agrees to operate in accordance with the regulations at 42 CFR
     Section 423.1 through 42 CFR Section 423.910 (with the exception of Subparts Q, R and S), sections 1860D-l through 1860D-42 (with the exception of sections 1860D-22(a) and 1860D-31) of the Social Security Act, and the solicitation, as well as all other applicable Federal statutes, regulations and policies. This contract is deemed to incorporate any changes that are required by statute to be implemented during the term of this contract and any regulations or policies implementing or interpreting such statutory provisions.

B. CMS agrees to perform its obligations to the PDP Sponsor consistent with the regulations at 42 CFR Section 423.1 through 42 CFR Section 423.910 (with the exception of Subparts Q, R and S), sections 1860D-1 through 1860D-42 of the Social Security Act (with the exception of sections 1860D-22(a) and 1860D-31) and the solicitation, as well as all other applicable Federal statutes, regulations and policies.

C. CMS agrees that it will not implement, other than at the beginning of a calendar year, regulations under 42 CFR Part 423 that impose new, significant regulatory requirements on the PDP Sponsor. This provision does not apply to new requirements mandated by statute.

D.   This contract is in no way intended to supersede or modify 42 CFR, Part
     423. Failure to reference a regulatory requirement in this contract does not affect the applicability of such requirements to the PDP Sponsor and CMS.

                                  ARTICLE II.
                  FUNCTIONS TO BE PERFORMED BY THE PDP SPONSOR

A.   ENROLLMENT

     1. PDP Sponsor agrees to accept new enrollments, make enrollments effective, process voluntary disenrollments, and limit involuntary disenrollments, as described in 42 CFR, Part 423, Subpart B.

     2. PDP Sponsor agrees to comply with the prohibition in 42 CFR 423.104(b) on discrimination in beneficiary enrollment.


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B.   PRESCRIPTION DRUG BENEFIT

     1. PDP Sponsor agrees to provide the basic prescription drug coverage as defined under 42 CFR Section 423.100 and, to the extent applicable, supplemental benefits as defined in 42 CFR Section 423.100 and in accordance with Subpart C of 42 CFR Part 423. PDP Sponsor also agrees to provide Part D benefits as described in the PDP Sponsor's bid(s) approved each year by CMS (as referenced in Attachment A, to be replaced each year upon renewal of the contract to reflect the Sponsor's approved bids for the succeeding contract year).

     2. PDP Sponsor agrees to calculate and collect beneficiary premiums in accordance with 42 CFR Sections 423.286 and 423.293.

C.   DISSEMINATION OF PLAN INFORMATION

     1.   PDP Sponsor agrees to provide the information required in 42 CFR
          Section 423.48.

     2. PDP Sponsor agrees to disclose information to beneficiaries in the manner and the form specified by CMS under 42 CFR Sections 423.128,
          423.50 and in the "Marketing Materials Guidelines for Medicare Advantage-Prescription Drug Plans (MA-PDs) and Prescription Drug Plans
          (PDPs)," and to comply with requirements in 42 CFR Section 423.50 requiring certain approvals of marketing materials prior to distribution.

     3. PDP Sponsor certifies that all materials it submits to CMS under the File and Use Certification authority described in the Marketing Materials Guidelines are accurate, truthful, not misleading, and consistent with CMS marketing guidelines.

D.   QUALITY ASSURANCE/UTILIZATION MANAGEMENT

     PDP Sponsor agrees to operate quality assurance, drug utilization management, and medication therapy management programs, and to support electronic prescribing in accordance with Subpart D of 42 CFR Part 423.

E.   APPEALS AND GRIEVANCES

     PDP Sponsor agrees to comply with all requirements in Subpart M of 42 CFR
     Part 423 governing coverage determinations, grievances and appeals, and formulary exceptions.

F.   PAYMENT TO PDP SPONSOR

     1. PDP Sponsor and CMS agree that payment under this contract will be governed by the rules in Subpart G of 42 CFR Part 423.

     2. If the PDP Sponsor is participating in the Part D Reinsurance Payment Demonstration, described in 70 FR 9360 (Feb. 25, 2005) it affirms that it will not



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          seek payment under the demonstration for services provided to employer group enrollees.

     3. PDP Sponsor agrees that it is bound by all applicable federal laws and regulations, guidance and authorities pertaining to claims and debt collections. In the event that the government determines that the PDP Sponsor has been overpaid, the PDP Sponsor agrees to return those overpaid monies back to the federal government.

G.   BID SUBMISSION AND REVIEW

     If the PDP Sponsor intends to participate in the Part D program for the next program year, PDP Sponsor agrees to submit the next year's bid, including all required information on premiums, benefits and cost-sharing, by the applicable due date, as provided in Subpart F of 42 CFR Part 423 so that CMS and the Part D plan sponsor may conduct negotiations regarding the terms and conditions of the proposed bid and benefit plan renewal.

H.   STATE LAW AND LICENSURE REQUIREMENTS

     1. PDP Sponsor agrees to comply with State law to the extent that it is not preempted by Federal law as described in Subpart I of 42 CFR Part 423.

     2. PDP Sponsor agrees that where it is operating in a State using a waiver granted pursuant to 42 CFR Section 423.410, such waiver shall be valid for three consecutive program years. PDP Sponsor agrees that expiration of the licensure waiver (and the failure to obtain a license from the relevant State) may be the basis for CMS deleting from the PDP Sponsor's service area those PDP Regions affected by the waiver expiration. CMS may terminate or non-renew the PDP Sponsor's contract where the expiration of the waiver results in the PDP Sponsor not being qualified to offer a PDP plan in any PDP Region.

     3. PDP Sponsor agrees that where it is operating in a State using a waiver granted pursuant to 42 CFR Section 423.415, such waiver shall be valid for the period that the Secretary of the Department of Health and Human Services determines is appropriate for timely processing of the PDP Sponsor's license application by the State, but in no case no more than one year only, beginning on January 1 of the contract year for which CMS granted the waiver.

I.   COORDINATION WITH OTHER PRESCRIPTION DRUG COVERAGE

     1. PDP Sponsor agrees to comply with the coordination requirements with State Pharmacy Assistance Programs (SPAPs) and plans that provide other prescription drug coverage as described in Subpart J of 42 CFR
          Part 423.

     2. PDP Sponsor agrees to comply with Medicare Secondary Payer procedures as stated in 42 CFR Section 423.462.


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

J.   SERVICE AREA AND PHARMACY ACCESS

     1. The PDP Sponsor agrees to provide Part D benefits in the service area for which it has been approved by CMS utilizing a pharmacy network and formulary approved by CMS that meet the requirements of 42 CFR Section 423.120.

     2. The PDP Sponsor agrees to provide Part D benefits through out-of-network pharmacies according to 42 CFR Section 423.124.

     3. PDP Sponsor agrees to provide benefits by means of point of service systems to adjudicate prescription drug claims in a timely and efficient manner in compliance with CMS standards, except when necessary to provide access in underserved areas, I/T/U pharmacies (as defined in 42 CFR Section 423.100), and long-term care pharmacies (as defined in 42 CFR Section 423.100).

     4. PDP Sponsor agrees to contract with any pharmacy that meets the PDP Sponsor's reasonable and relevant standard terms and conditions.

K.   COMPLIANCE PLAN/PROGRAM INTEGRITY

     1. PDP Sponsor agrees that it will develop and implement a compliance plan that applies to its Part D-related operations, consistent with 42 CFR Section 423.504(b)(4)(vi).

     2. The PDP sponsor agrees to provide notice based on best knowledge, information and belief to CMS of any integrity items related to payments from governmental entities, both federal and state, for healthcare or prescription drug services that would have been reported as part of 3.1.4 of the PDP application. These items include any investigations, legal actions or matters subject to arbitration brought involving the sponsor (or sponsor's firm if applicable) and its subcontractors (excluding contracted network providers), including any key management or executive staff, or any major shareholders (5% or more), by a government agency (state or federal) on matters relating to payments from governmental entities, both federal and state, for healthcare and/or prescription drug services. In providing the notice, the sponsor shall keep the government informed of when the integrity item is initiated and when it is closed. Notice should be provided of the details concerning any resolution and monetary payments as well as any settlement agreements or corporate integrity agreements.

     3. The PDP Sponsor agrees to provide notice based on best knowledge, information and belief to CMS in the event the Sponsor or any of its subcontractors is criminally convicted or has a civil judgment entered against it for fraudulent activities or is sanctioned under any Federal program involving the provision of health care or prescription drug services.


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L.   LOW-INCOME SUBSIDY

     PDP Sponsor agrees that it will participate in the administration of subsidies for low-income individuals according to Subpart P of 42 CFR Part 423.

M.   COMMUNICATION WITH CMS

     PDP Sponsor agrees that it shall maintain the capacity to communicate with CMS electronically in accordance with CMS requirements.

N.   BENEFICIARY FINANCIAL PROTECTIONS

     The PDP Sponsor agrees to afford its enrollees protection from liability for payment of fees that are the obligation of the PDP Sponsor in accordance with 42 CFR Section 423.505(g).

O.   RELATIONSHIP WITH RELATED ENTITIES, CONTRACTORS AND SUBCONTRACTORS

     1. The PDP Sponsor agrees it maintains ultimate responsibility for adhering to and otherwise fully complying with all terms and conditions of this contract with CMS.

     2. The PDP Sponsor shall ensure that any contracts or agreements with subcontractors or agents performing functions on the PDP Sponsor's behalf related to the operation of the Part D benefit are in compliance with 42 CFR Section 423.505(i).

     3. The PDP Sponsor agrees to act in accordance with 45 CFR Part 76 and agrees that it will not contract with or employ entities or individuals that are excluded by the Department of Health and Human Services, Office of the Inspector General or included on the Excluded Parties List System maintained by the General Services Administration.

P.   CERTIFICATION OF DATA THAT DETERMINE PAYMENT

     PDP Sponsor must provide certifications in accordance with 42 CFR Section 423.505(k).

Q.   ENROLLMENT RELATED COSTS

     PDP Sponsor agrees to payment of fees established by CMS for cost sharing of enrollment related costs in accordance with 42 CFR Section 423.6.



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                                  ARTICLE III.
                   RECORD RETENTION AND REPORTING REQUIREMENTS

A.   RECORD MAINTENANCE AND ACCESS

     PDP Sponsor agrees to maintain records and provide access in accordance with 42 CFR Sections 423.504(d) and 423.505(d) and (e).

B.   GENERAL REPORTING REQUIREMENTS

     The PDP Sponsor agrees to submit information to CMS according to 42 CFR Sections 423.505(f), 423.514 and the "Final Medicare Part D Reporting Requirements," a document issued by CMS and subject to modification each program year.

C.   LICENSURE-RELATED REPORTING REQUIREMENTS

     1. If the PDP Sponsor is operating under a CMS-granted licensure waiver in any State, the PDP Sponsor agrees to notify CMS in writing of the State's disposition of the Sponsor's license application within ten
          (10) business days of the date that it receives notice of the State's action.

     2. For those States where the PDP Sponsor is operating under a risk-bearing license, the Sponsor agrees to provide written notice to CMS of the State's non-renewal of the Sponsor's license within ten days of receiving notice of the State's action.

     3. In the event that a State regulator imposes a sanction against the PDP Sponsor or requires the implementation of a corrective action plan, the Sponsor agrees to provide written notice to CMS of such sanction or corrective action requirement (including basis for the sanction and/or timeline for corrective action) within ten (10) days of receiving notice of the State's action.

     4. In the event that there is a change in the status of the PDP Sponsor's risk-bearing license in any State (e.g., suspension, revocation), the Sponsor agrees to provide written notice to CMS of the change in status (including basis for the change in status and effective date) within ten days of receiving notice of the State's action.

     5. If the PDP Sponsor is operating a Part D benefit under a CMS-granted waiver in every State in its service area, and the Sponsor is terminating or reducing the amount of an existing letter of credit obtained for the purposes of funding projected losses, the Sponsor shall provide written notice to CMS of such action 30 days prior to its effective date. The PDP Sponsor agrees that it must obtain CMS approval prior to terminating or reducing the amount of a letter of credit obtained for the purposes of funding projected losses under Appendix X of the PDP Solicitation.



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D.   CMS LICENSE FOR USE OF PLAN FORMULARY

     PDP Sponsor agrees to submit to CMS each plan's formulary information, including any changes to its formularies, and hereby grants to the Government [and any person or entity who might receive the formulary from the Government,] a non-exclusive license to use all or any portion of the formulary for any purpose related to the administration of the Part D program, including without limitation publicly distributing, displaying, publishing or reconfiguration of the information in any medium, including www.medicare.gov, and by any electronic, print or other means of distribution.

                                  ARTICLE IV.
                                HIPAA PROVISIONS

                       HIPAA TRANSACTIONS/PRIVACY/SECURITY

A. PDP Sponsor agrees to comply with the confidentiality and enrollee record accuracy requirements specified in 42 CFR Section 423.136.

B. PDP Sponsor agrees to enter into a business associate agreement with the entity with which CMS has contracted to track Medicare beneficiaries' true out-of-pocket costs.

                                   ARTICLE V.
                   REQUIREMENTS OF OTHER LAWS AND REGULATIONS

     The PDP Sponsor agrees to comply with (a) applicable Federal laws and regulations designed to prevent fraud, waste and abuse, including, but not limited to applicable provisions of Federal criminal law, the False Claims Act (31 U.S.C. Sections 3729 et seq.), and the anti-kickback provision of section 1128B of the Act; (b) applicable HIPAA Administrative Simplification Security and Privacy rules at 45 CFR parts 160, 162 and 164; and (c) all other applicable Federal statutes and regulations.

                                  ARTICLE VI.
                            CONTRACT TERM AND RENEWAL

A.   TERM OF CONTRACT

     This contract is effective from the date of CMS' authorized representative's signature through December 31, 2006. This contract shall be renewable for successive one-year periods thereafter according to 42 CFR
     Section 423.506. PDP Sponsor shall not conduct Part D-related marketing activities prior to October 1, 2005 and shall not process enrollment applications prior to November 15, 2005. PDP Sponsor shall begin delivering Part D prescription drug benefit services on January 1, 2006.



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B.   QUALIFICATION TO RENEW A CONTRACT

     1. In accordance with 42 CFR Section 423.507, the PDP Sponsor will be determined qualified to renew its contract annually only if:

          (a) CMS informs the PDP Sponsor that it is qualified to renew its contract; and

          (b) The PDP Sponsor has not provided CMS with a notice of intention not to renew in accordance with Article VII of this contract.

     2. Although PDP Sponsor may be determined qualified to renew its contract under this Article, if the PDP Sponsor and CMS cannot reach agreement on the bid under Subpart F of 42 CFR Part 423, no renewal takes place, and the failure to reach agreement is not subject to the appeals provisions in Subpart N of 42 CFR Part 423.

                                  ARTICLE VII.
                             NONRENEWAL OF CONTRACT

A.   NONRENEWAL BY THE PDP SPONSOR

     1. The PDP Sponsor may elect not to renew its contract with CMS, effective at the end of the term of the contract for any reason as long as PDP Sponsor provides proper notice of the decision according to the required timeframes.

     2. If the PDP Sponsor does not intend to renew its contract, it must notify:

          (a) CMS in writing by the first Monday of June in the year in which the current contract period ends;

          (b) Each Medicare enrollee, at least ninety (90) days before the date on which the nonrenewal is effective. This notice must include a written description of alternatives available for obtaining qualified prescription drug coverage within the PDP region, including Medicare Advantage-Prescription Drug plans, Medicare cost plans offering a Part D plan, and other PDPs, and must receive CMS approval prior to issuance; and

          (c) The general public, at least ninety (90) days before the end of the current calendar year, by publishing a notice in one or more newspapers of general circulation in each community or county located in the Part D plan sponsor's service area.

     3. If the PDP Sponsor does not renew a contract CMS cannot enter into a contract with the organization for two (2) years unless there are special circumstances that warrant special consideration, as determined by CMS.

     4. If the PDP Sponsor does not renew a contract, it must ensure the timely transfer of any data or files in accordance with CMS instructions.


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B.   NONRENEWAL BY CMS

1. CMS may determine that the PDP Sponsor is not qualified to renew its contract for any of the following reasons:

     (a) The reasons listed in 42 CFR Section 423.509(a) that also permit CMS to terminate the contract.

     (b)  The PDP Sponsor has committed any of the acts in 42 CFR Section
          423.752 that support the imposition of intermediate sanctions or civil money penalties under 42 CFR Section 423.750.

     2. CMS will provide notice of its decision whether the PDP Sponsor is qualified to renew its contract as follows:

               (i)  To the PDP Sponsor by May 1 of the current contract year.

               (ii) If CMS decides that the PDP Sponsor is not qualified to renew its contract, to the PDP Sponsor's Medicare enrollees by mail at least ninety (90) days before the end of the current calendar year.

              (iii) If CMS determines that the PDP Sponsor is not qualified to renew its contract, to the general public at least ninety
                    (90) days before the end of the current calendar year, by publishing a notice in one or more newspapers of general circulation in each community or county located in the PDP Sponsor's service area.

               (iv) CMS will provide the notice described in (B)(2)(ii) and
                    (iii) of this Article where a non-renewal results because CMS and the PDP Sponsor are unable to reach agreement on the bid under 42 CFR Part 423, Subpart F.

     3. CMS shall give the PDP Sponsor written notice of its right to appeal the decision that the sponsor is not qualified renew its contract in accordance with 42 CFR Section 423.642(b).

                                 ARTICLE VIII.
                     MODIFICATION OR TERMINATION OF CONTRACT

A.   CONTRACT MODIFICATION OR TERMINATION BY MUTUAL CONSENT

     1. This contract may be modified or terminated at any time by written mutual consent of the parties.


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     2.   If this contract is terminated by mutual consent, the PDP Sponsor must provide notice to its Medicare enrollees and the general public in accordance with CMS's instructions.

     3. If the contract is modified by mutual consent, the PDP Sponsor must notify its Medicare enrollees of any changes that CMS determines are appropriate for notification according to the process and timeframes specified by CMS.

     4. If a contract is terminated under section A of this Article, the PDP Sponsor must ensure the timely transfer of any data or files.

B.   TERMINATION OF CONTRACT BY CMS

     CMS may terminate the contract in accordance with 42 CFR Section 423.509.

C.   TERMINATION OF CONTRACT BY THE PDP SPONSOR

     The PDP Sponsor may terminate the contract only in accordance with 42 CFR
     Section 423.510.

                                  ARTICLE IX.
                             INTERMEDIATE SANCTIONS

     Consistent with Subpart O of 42 CFR Part 423, the PDP Sponsor shall be subject to sanctions and civil money penalties.

                                   ARTICLE X.
                                  SEVERABILITY

     Severability of the contract shall be in accordance with 42 CFR 423.504(e).

                                  ARTICLE XI.
             IMPACT OF JOINT ENTERPRISE ARRANGEMENT ON THIS CONTRACT

A. CMS agrees that the members of the joint enterprise are not jointly and severally liable under this contract for the risk of the benefits that an individual member of the joint enterprise is obligated to provide the Part D eligible individuals enrolled in the plan offered by the PDP Sponsor who reside in the portion of the plan's service area that is served by the member of the joint enterprise.

B. The PDP sponsor agrees that it will submit a single bid (including a uniform benefit, uniform cost-sharing and a uniform premium) covering at least one or more entire PDP Regions for each PDP plan the PDP Sponsor intends to offer. The PDP Sponsor agrees that it will offer a uniform Part D benefit throughout each PDP plan's service area.

C. The PDP Sponsor acknowledges that CMS will make a single monthly payment to the PDP Sponsor (to a bank account held jointly by the joint enterprise members, which


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     account may also be held by an agent or administrator designated by the joint enterprise members, or to a joint enterprise member designated by the PDP Sponsor) for each PDP plan the Sponsor offers. The PDP Sponsor acknowledges that CMS Part D payments shall be distributed to the joint enterprise members in accordance with the agreement the joint enterprise members have made among themselves. In the event of a CMS overpayment to the PDP Sponsor, CMS will seek reimbursement from each of the joint enterprise members of an amount equal to the portion of the CMS overpayment each joint enterprise member received under the payment allocation agreement the joint enterprise members have made among themselves. The agreement the joint enterprise members have made among themselves with respect to their performance under this contract is provided as Attachment B.

D. CMS agrees that the members of the joint enterprise are at risk, and fully responsible for, only those Part D eligible individuals enrolled in a plan offered by the joint enterprise who reside in the state in which the joint enterprise member is licensed (or been granted a waiver of the licensure requirement by CMS) and operating.

E. The PDP Sponsor agrees to report to CMS all required data related to payment, enrollment and oversight on a plan-wide basis (i.e., data should not be reported directly to CMS from each of the joint enterprise members).

F. The PDP Sponsor agrees to designate an individual or entity that will serve as the PDP Sponsor's point of contact for all communications with CMS concerning matters related to this contract.

G. The PDP Sponsor agrees that the members of the joint enterprise will meet individually all requirements related to the organizational qualifications of a PDP sponsor under this contract, including but not limited to state licensure, fidelity bonds for Sponsor officers, compliance plan and certifications associated with payment.

H. The PDP Sponsor agrees that the joint enterprise members are responsible for meeting individually each of the compliance plan/program integrity notice and reporting requirements stated in Article II, Sections K.2, 3 and 4.

I. The PDP Sponsor agrees that CMS may terminate or non-renew the contract in the event that one or more of the joint enterprise members withdraws from the joint enterprise or is no longer qualified to be a Part D sponsor, and the remaining joint enterprise members neither assume the obligations of the departing member or arrange for a new entity (with approval from CMS) to assume such obligations. Such termination or non-renewal will occur only when the departure of a joint enterprise member prevents the PDP Sponsor from offering a Part D plan throughout at least one PDP service area.

J. The PDP Sponsor agrees that CMS may impose intermediate sanctions on all joint enterprise members based on the conduct of one or more of the joint enterprise members. The PDP Sponsor acknowledges that CMS is not required to determine each joint


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     enterprise member's degree of responsibility for conduct that is the basis for the sanction or divide the application of the sanction among the members.

K. In the event of any conflict between a provision of this Article XI and any other provision of this contract, the provisions of this Article XI shall prevail.

                                  ARTICLE XII.
                                  MISCELLANEOUS

A.   DEFINITIONS

     Terms not otherwise defined in this contract shall have the meaning given to such terms in 42 CFR Part 423.

B.   ALTERATION TO ORIGINAL CONTRACT TERMS

     The PDP Sponsor agrees that it has not altered in any way the terms of the PDP contract presented for signature by CMS. PDP Sponsor agrees that any alterations to the original text the PDP Sponsor may make to this contract shall not be binding on the parties.

C.   ADDITIONAL CONTRACT TERMS

     The PDP Sponsor agrees to include in this contract other terms and conditions in accordance with 42 CFR Section 423.505(j).

D.   CMS APPROVAL TO BEGIN MARKETING AND ENROLLMENT ACTIVITIES

     PDP Sponsor agrees that it must complete CMS operational requirements prior to receiving CMS approval to begin Part D marketing and enrollment activities. Such activities include, but are not limited to, establishing and successfully testing connectivity with CMS systems to process enrollment applications (or contracting with an entity qualified to perform such functions on PDP Sponsor's behalf) and successfully demonstrating capability to submit accurate and timely price comparison data. To establish and successfully test connectivity, the PDP Sponsor must, 1) establish and test physical connectivity to the CMS data center, 2) acquire user identifications and passwords, 3) receive, store, and maintain data necessary to perform enrollments and send and receive transactions to and from CMS, and 4) check and receive transaction status information.






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         IN WITNESS WHEREOF, the parties hereby execute this contract.

FOR THE PDP SPONSOR HEALTHSPRING, INC.:

JEFF ROTHENBERGER                           SR. VP & CORPORATE COO
--------------------------------------------------------------------------------
Printed Name                                       Title

 /s/ JEFF ROTHENBERGER                               9/13/05
--------------------------------------------------------------------------------
Signature                                            Date

                                            44 VANTAGE WAY, SUITE 300
HEALTHSPRING, INC.                          NASHVILLE, TN 37228
--------------------------------------------------------------------------------
Organization                                       Address




FOR THE PDP SPONSOR HEALTHSPRING OF ALABAMA, INC.:

JEFF ROTHENBERGER                           SR. VP & CORPORATE COO
--------------------------------------------------------------------------------
Printed Name                                        Title

/s/ JEFF ROTHENBERGER                               9/13/05
--------------------------------------------------------------------------------
Signature                                             Date

                                            TWO PERIMETER PARK SOUTH
                                            SUITE 300 W.
HEALTHSPRING OF ALABAMA, INC.               BIRMINGHAM, AL 35243
--------------------------------------------------------------------------------
Organization                                      Address


FOR THE CENTERS FOR MEDICARE & MEDICAID SERVICES:


 /s/ Robert Donnelly                                  9/3/05
-----------------------------------                   --------------------------
Robert Donnelly                                       Date
Director
Medicare Drug Benefit Group
Center for Beneficiary Choices






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                                  ATTACHMENT A

                      PART D BENEFIT PLAN(S) - DESCRIPTION

                                  ATTACHMENT B

     ATTACH A COPY OF EXECUTED AGREEMENT AMONG MEMBERS OF JOINT ENTERPRISE.

                           JOINT ENTERPRISE AGREEMENT

     THIS JOINT ENTERPRISE AGREEMENT (the "Agreement") is by and between HealthSpring, Inc., a Tennessee corporation ("HealthSpring TN") and HealthSpring of Alabama, Inc., an Alabama corporation ("HealthSpring AL"). This Agreement is made and entered into March 31, 2005 to be effective January 1, 2006.

                                    RECITALS

     A. HealthSpring TN holds a license or certificate of authority from the Tennessee Department of Commerce and Insurance to operate a health maintenance organization in the State of Tennessee.

     B. HealthSpring AL holds a license or certificate of authority from the Alabama Department of Insurance to operate a health maintenance organization in the State of Alabama.

     C. Both parties desire to enter into this Joint Enterprise Agreement to provide services to Medicare Part D beneficiaries in Region 12.

     D. HealthSpring TN and HealthSpring AL agree that all obligations to CMS as a Medicare Part D Drug Benefit ("Benefit Program") contractor will be the full responsibility of both parties as set forth in the terms and conditions of this Agreement.

                                   AGREEMENT:

     In consideration of the foregoing, the mutual covenants and agreements contained herein, the sufficiency of which is herein acknowledged, HealthSpring TN and HealthSpring AL agree as follows:

                                    ARTICLE I
                              RIGHTS & OBLIGATIONS

1. Centers for Medicare & Medicaid Services ("CMS"). Both parties agree to individually and jointly fulfill all Benefit Program requirements as set forth in applicable federal law, rule or regulation. The parties further agree to fulfill all contractual obligations as set forth in this Agreement and the agreement between CMS, HealthSpring TN and HealthSpring AL governing the administration of the Medicare Part D Drug Benefit for Region
     12. This agreement shall be attached as Attachment A to this Agreement and is herein incorporated by reference as if set forth fully herein.

2. Formulary. Both parties agree to create and maintain a formulary to support Benefit Program requirements. Both parties agree that the formulary shall be filed annually with CMS for approval. The CMS approved formulary will be created to include all required medications. Both parties agree to provide negotiated prices on covered Part D medications. The formulary will include medications with different strengths and doses including a broad selection of generic drugs available for the beneficiaries.

3. Licensure. HealthSpring TN and HealthSpring AL are both licensed as health maintenance organizations in Tennessee and Alabama respectively. Both parties agree to take all actions necessary to maintain all applicable licensure in accordance with state and federal law.

4. Service Area. Both parties agree to jointly offer a benefit Program in region 12. The parties further agree to take all actions necessary to maintain the service area for HealthSpring TN and HealthSpring AL.

5. Customer Service & Enrollment. Both parties agree to create and maintain appropriate systems to administer and support and enrollment in accordance with CMS and Benefit Program requirements. These systems will also include staffing and systems to provide customer service to beneficiaries including enrollment assistance, toll-free customer service and education on the Part D benefit.

6. Marketing. Both parties shall be responsible for marketing activities within their respective licensed service areas. These outreach activities and materials shall be consistent with CMS standards for completeness, appropriateness and understandability. In addition the parties agree that marketing efforts shall be coordinated to ensure consistency throughout the region being served by this Agreement. Both parties agree to perform such activities in accordance with Benefit Program requirements as well as all applicable state and federal laws rules or regulations.

7. Benefit Administration. Both parties agree to administer the Benefit Program using appropriate deductibles and copayments, managing the benefit utilizing appropriate pharmacy benefit managerial tools and operating effective oversight of the benefit Both parties further agree to administer the benefit program in accordance with applicable requirements, state and federal law.

8. Claims Processing and Administration. Both parties agree to either directly, or through a contract pharmacy benefits manager, process and administer claims at the point of sale for the retail network pharmacies and the beneficiaries in accordance with Benefit Program requirements and any applicable state or federal law.

9. Reporting. Both parties agree to prepare and deliver to each other and CMS any and all reports or data necessary to meet all reporting requirements of benefit Program and to ensure appropriate oversight by the joint enterprise entities of all contractual obligations.

10. Records Maintenance. Both parties warrant that they will prepare and maintain all medical and other records required by law. Both parties acknowledge and agree to the following: the Department of Health and Human Services (DHHS), the Comptroller General, or their designee may evaluate, through inspection or other means: (a) the quality, appropriateness and timeliness of services furnished to Medicare Part D beneficiaries; and (b) the retail pharmacies. Both parties further agree that DHHS, the Comptroller General, or their designees may audit, evaluate, or inspect any books, contracts, medical records, patient care documentation, that pertain to any aspect of services performed, reconciliation of benefit liabilities and determination of amounts payable under CMS Contract, or as the Secretary of the federal Department of Health and Human Services may deem necessary to enforce the CMS Contract. The parties further agree that DHHS, the Comptroller General, or their designee's right to inspect, evaluate and audit extends through six (6) years from the final date of the contract period of CMS Contract or completion of any audit, whichever is later.

11. Retail Pharmacy Network. Both parties agree to offer a comprehensive network of retail pharmacies which shall provide access, in accordance with Benefit Program requirements, to Medicare Part D beneficiaries.

12. Computer Systems. Both parties shall maintain a computerized information system ("Information System") necessary to carry out their responsibilities under this Agreement These functions shall include, but not be limited to: enrollment functionality, the ability to provide claims based data, acceptance of CMS payments, tracking methodology for out of pocket costs, coordination of benefits with secondary insurers, and the support of e-prescribing. Parties agree that each shall be separately responsible for continuing to update the applicable Information System and adapting it to any changes that occur in the business of the parties, including any changes resulting from a change in state or Federal laws or regulations.

13. Quality Improvement. Each party shall be responsible for the quality of Contracted Services rendered to Medicare Part D beneficiaries. The quality of services rendered shall be monitored under the Quality Improvement Program applicable to the particular Benefit Program. In the event that the standard or quality of care furnished by a retail pharmacy network provider is found to be unacceptable under any Quality Improvement Program, either party shall give written notice to the contracted provider to correct the specified deficiencies within the time period specified in the notice.

14. Drug Utilization Review. Both parties agree to maintain and participate in, the Drug Utilization Management Program. This program shall be administered in accordance with applicable Benefit Program requirements and shall include medication therapy management programs.

15. Grievance & Appeals. Both parties agree to comply with CMS's procedures for member grievances, coverage determinations, organization determinations and member appeals as set forth in the Benefit Program requirements for Benefit Programs under the Medicare Part D Program.

16. Privacy & Confidentiality. The parties agree to hold all confidential or proprietary information or trade secrets of each other in trust and confidence and agree that such information shall be used only for the purposes contemplated herein, and not for any other purpose. Specifically, the parties agree to keep strictly confidential all compensation rates set forth in this Agreement and its Addenda, except that this provision does not preclude disclosure of the method of compensation in accordance with Benefit

     Program requirements. In addition the parties acknowledge and agree to administer all elements of the Benefit program in accordance with federal and state privacy requirements including, but not limited to, HIPAA as amended from time to time.

17. Financial Solvency. In order to ensure the financial solvency of both parties to this Agreement, the parties agree to provide the following information for review as required or upon reasonable request.

          o Reviewed Financial Statements. Both parties shall provide to the other party a true copy of their annual financial statement(s), reviewed by an independent certified public accountant, within one hundred eighty (180) days after the end of the fiscal year. In addition, access to bank reconciliation statements and/or bank investment account statements shall be provided to both parties. At the same time, parties shall also provide a copy of any management letter prepared by such accountants.

          o Notice of Reserve Deficiency. If either party is required to maintain any financial reserve requirement(s) by the regulatory agency having jurisdiction over their operations within the State of licensure, then both parties shall provide notice to the other party in the event of:

               o A party's failure to comply with any financial reserve requirement; and

               o A copy of the regulatory agency's written notice to such party of such agency's determination, assertion, allegation, or contention that the entity is not in compliance with any financial reserve requirement, notwithstanding that the entity may dispute, disagree with, or otherwise question such determination, assertion, allegation or contention of the agency.

18. Compliance with Laws, Rules & Regulations. Both parties agree to comply with: (a) Title VI of the Civil Rights Act of 1964 as implemented by regulations at 45 C.F.R. part 84; (b) The Age Discrimination Act of 1975 as implemented by regulations at 45 C.F.R. part 91; (c) The Rehabilitation Act of 1973; (d) The Americans With Disabilities Act and (e) all other applicable laws and rules, including, without limitation, all applicable Medicare rules and regulations and CMS instruction as amended from time to time. HealthSpring TN and HealthSpring AL acknowledge that they receive federal funds and must comply with all laws, rules and regulations applicable to entities receiving federal funds.

                                   ARTICLE II
                         TERM OF AGREEMENT, TERMINATION

1. Term of Agreement. This Agreement shall be for an Initial Term of three years beginning on the Effective Date and ending December 31, 2008. The Agreement shall renew for additional terms consistent with the requirements of the Benefit Program unless either party gives written notice of its intent to non-renew the Agreement at least ninety (90) days prior to the expiration of the Initial Term.

2. Termination of the Agreement. Either party may terminate this Agreement upon written 30 day notice to the other party, in the event of (a) the other party's violation of any applicable law, rule or regulations; (b) the other party's loss, revocation or restriction of any required state or federal license or certificate of authority whether brought about by a regulatory agency or an administrative proceeding; (c) the other party's failure to comply with the terms, conditions of this Agreement or other Benefit Program Requirements; or (d) the other party's breach of any section of this Agreement. If either party determines that termination under this Section is required, then before terminating the Agreement, the applicable party shall provide written explanation to CMS of the reasons for termination and the plan to ensure full services will be provided to the entire region being served.

3. Termination Due to Material Breach. In the event that either party fails to cure a material breach of this Agreement within thirty (30) days of receipt of written notice to cure from the other, the non-defaulting party may terminate this Agreement, effective as of the expiration of said thirty
     (30) day period. If the breach is cured within such thirty (30) day period, or if the breach is one which cannot reasonably be corrected within thirty
     (30) days, and the defaulting party makes substantial and diligent progress toward correction during such thirty (30) day period, this Agreement shall remain in full force and effect. Either party may terminate this Agreement immediately by providing written notice to the other party upon (i) the filing by or against a party in a court of competent jurisdiction of a petition for bankruptcy, reorganization, dissolution, liquidation, or receivership; or (ii) the inability of a party to pay its debts as they mature or an assignment of assets by a party for the benefit of its creditors.

4. Effect of Termination. In the event that this Agreement terminates for any of the reasons set forth above both parties agree that the remaining party has an obligation to apply for any required state or federal license to enable the surviving entity to provide services for Benefit Program beneficiaries in the entire Part D region being served under this Agreement. In the event of a failure to meet all operational responsibilities by one party the other party agrees to assume such operational responsibilities until such time as the other party is able to assume these obligations in accordance with the Agreement. With respect to Benefit Programs under the Medicare Program, both parties acknowledges and agree that in the event of either HealthSpring's insolvency or other cessation of operations, benefits to Members will continue through the period for which payment from CMS to the parties has been paid or the Benefit Program requirements. Any modification, addition, or deletion to the provisions of this Section shall be effective on a date no earlier than fifteen (15) days after CMS has received written notice of such proposed change and has approved such change.

                                   ARTICLE III
                        COMPENSATION & PAYMENT ALLOCATION

1. CMS Payments. The payments received from CMS will be allocated between HealthSpring TN and HealthSpring AL based upon the number of beneficiaries covered in each parties respective service area. This allocation will be administered using a percentage-based methodology triggered by membership. The parties agree to set up a joint bank account with joint signatory authority into which all CMS payments will be deposited.

2. Risk Corridor Allocation. The risk corridor will be administered in accordance with the methodology set forth in the call letter for the Medicare Part D Drug Benefit. Both parties agree that the risk corridor payments will be allocated to each party consistent with their financial results. NewQuest, the parent company of both parties, also reserves the right to reallocate the risk corridor payments in the event either party is experiencing financial distress or solvency concerns and to ensure the overall viability of the region being served by the two entities.

                                   ARTICLE IV
                                  MISCELLANEOUS

1. Assignment By Parties. Neither party shall assign its rights or obligations under this Agreement without the prior written consent of the other party and/or CMS.

2. Binding on Successors and Assigns. The terms, covenants, conditions, provisions and agreements herein contained shall be binding upon and inure to the benefit of the parties hereto, their successors and assigns as permitted by this Agreement.

3. Entire Agreement Amendments. This Agreement constitutes the entire understanding of the parties hereto. All amendments or modifications shall be mutually agreed to in writing. The waiver by either party of a breach or violation of any provision of this Agreement shall not operate as or be construed to be a waiver of any subsequent breach thereof.

4. Applicable Law. This Agreement shall be governed by the laws of the State of Tennessee the invalidity or unenforceability of any terms or conditions hereof shall in no way affect the validity or enforceability of any other term or provision.

5. Captions and Heading. The captions and heading throughout this Agreement are for convenience of reference only, and shall in no way be held or deemed to define, limit, describe, explain, modify, amplify or add to the interpretation, construction or meaning of any provision of or to the scope or intent of this Agreement nor in any way affect the Agreement.

6. Effective Date. This Agreement shall be binding as of January 1, 2006 (the "Effective Date"), subject to any required regulatory approval.

7. Notices. Any notices required to be given pursuant to the terms and provision hereof shall be sent by certified mail, return receipt requested, postage prepaid, to:

        HealthSpring, Inc.:   44 Vantage Way, Suite 300
                              Nashville, TN
                              Attn: President

        and to HealthSpring of Alabama,
        Inc at:                              Two Perimeter Park South, Suite 300
                                             Birmingham, AL
                                             Attn: President

IN WITNESS WBEREOF, the parties have executed this Agreement as of the date set forth below.

HEALTHSPRING, INC.                       HEALTHSPRING OF ALABAMA, INC.


By:                                      By:
   ----------------------------------       -----------------------------------
Name: David K. Ellwanger                 Name: W. Bradley Green
Title: President                         Title: President

Date:                                    Date:
     --------------------------------         ---------------------------------

                                  ATTACHMENT A
                             CMS AGREEMENT REGION 12

                                                   Health Plan Management System
                                                      Home | MCO Contacts | Help

HPMS
CY 2006 BENEFIT ATTESTATION

Please review the following information. If all of the information is correct, then select the "create PDF" below to generate a PDF version of the attestation that can be printed, signed and mailed to CMS along with the contract.

Note: If the CEO or CFO contact information is incorrect, please edit this information prior to printing by selecting the "Home" link at the top. On the HPMS homepage, select "Contract Management" -- "Select Contract Number" -- "Contact Information".


          Prescription Drug Plan Attestation of Benefit Plan and Price

                 HEALTHSPRING INC. HEALTHSPRING OF ALABAMA, INC.

                                      S5932

                                Date: 09/13/2005

I attest that the following plan numbers as established in the final Plan Benefit Package (PBP) will be operated by the above-stated organization and made available to eligible Medicare beneficiaries in the approved service area during program year 2006.

----------------------------------------------------------------------------------------------------------------------------
  PLAN      SEGMENT                                                  TRANSACTION       PART D    CMS APPROVAL    EFFECTIVE
   ID          ID       VERSION       PLAN NAME       PLAN TYPE          TYPE         PREMIUM        DATE          DATE
----------------------------------------------------------------------------------------------------------------------------
                                    HealthSpring       Medicare
001            0           3        Prescription     Prescription      Initial         25.54      09/06/2005      01/
                                      Drug Plan       Drug Plan
----------------------------------------------------------------------------------------------------------------------------


 /s/ David Ellwanger                            9/13/05
-----------------------------------             -------------------------------
CEO:                                            DATE:
David K. Ellwanger
President
44 Vantage Way
Suite 300
Nashville, TN 37228
615-291-7000

/s/ Kevin Bailey                                   9/13/05
------------------------------------         ----------------------------------
CFO:                                         DATE:
Kevin Bailey
Chief Financial Officer
44 Vantage Way
Suite 300
Nashville, TN 37228
615-291-7000

                                                   Health Plan Management System
                                                      Home | MCO Contacts | Help

HPMS
CY 2006 BENEFIT ATTESTATION

Please review the following information. If all of the Information Is correct, then select the "create PDF" below to generate a PDF version of the attestation that can be printed, signed and mailed to CMS along with the contract.

Note: If the CEO or CFO contact Information Is Incorrect, please edit this Information prior to printing by selecting the "Home" link at the top. On the HPMS homepage, select "Contract Management" -- "Select Contract Number" -- Contact Information".

          Prescription Drug Plan Attestation of Benefit Plan and Price

                 HEALTHSPRING INC. HEALTHSPRING OF ALABAMA, INC.

                                      S5932

                                Date: 09/13/2005

I attest that the following plan numbers as established in the final Plan Benefit Package (PBP) will be operated by the above-stated organization and made available to eligible Medicare beneficiaries in the approved service area during program year 2005.

----------------------------------------------------------------------------------------------------------------------------
  PLAN      SEGMENT                                                  TRANSACTION       PART D    CMS APPROVAL    EFFECTIVE
   ID          ID       VERSION       PLAN NAME       PLAN TYPE          TYPE         PREMIUM        DATE          DATE
----------------------------------------------------------------------------------------------------------------------------
                                    HealthSpring       Medicare
001            0           3        Prescription     Prescription      Initial         25.54      09/06/2005      01/01/06
                                      Drug Plan       Drug Plan
----------------------------------------------------------------------------------------------------------------------------

/s/ David Ellwanger                                   9/15/05
-------------------------------------           --------------------------------
CEO:                                            DATE:
David K. Ellwanger
President
44 Vantage Way
Suite 300
Nashville, TN 37228
615-291-7000

HealthSpring, Inc.

/s/ Kevin Bailey                                     9/15/05
--------------------------------------         ---------------------------------
CFO:                                           DATE:
Kevin Bailey
Chief Financial Officer
44 Vantage Way
Suite 300
Nashville, TN 37228
615-291-7000

HealthSpring, Inc.

                                                   Health Plan Management System
                                                      Home | MCO Contacts | Help

HPMS
CY 2006 BENEFIT ATTESTATION

Please review the following information. If all of the information Is correct, then select the "create PDF" below to generate a POF version of the attestation that can be printed, signed and mailed to CMS along with the contract.

Note: If the CEO or CPO contact information is Incorrect, please edit this Information prior to printing by selecting the "Home" link at the top. On the HPMS homepage, select "Contract Management" -- "Select Contract Number" -- "Contact Information".

          Prescription Drug Plan Attestation of Benefit Plan and Price

                 HEALTHSPRING INC. HEALTHSPRING OF ALABAMA, INC.

                                      S5932

                                Date: 09/13/2005

I attest that the following plan numbers as established In the final Plan Benefit package (PBP) will be operated by the above-stated organization and made available to eligible Medicare beneficiaries In the approved service area during program year 2006.

----------------------------------------------------------------------------------------------------------------------------
  PLAN      SEGMENT                                                  TRANSACTION       PART D    CMS APPROVAL    EFFECTIVE
   ID          ID       VERSION       PLAN NAME       PLAN TYPE          TYPE         PREMIUM        DATE          DATE
----------------------------------------------------------------------------------------------------------------------------
                                    HealthSpring       Medicare
001            0           3        Prescription     Prescription      Initial         25.54      09/06/2005      01/01/06
                                      Drug Plan       Drug Plan
----------------------------------------------------------------------------------------------------------------------------

/s/ Brad Green                                        9/15/05
------------------------------------            --------------------------------
CEO:                                            DATE:

President
Brad Green, President
Two Perimeter Park South
Suite 300 West
Birmingham, AL 35243
205-968-1000

HealthSpring of Alabama, Inc.

/s/ David Beauchaine                                     9/15/05
---------------------------------------           ------------------------------
CFO:                                              DATE:

Chief Financial Officer

David Beauchaine, CFO
Two Perimeter Park South
Suite 300 West
Birmingham, AL 35243
205-968-1000

HealthSpring of Alabama. Inc.













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